UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21337

Western Asset Global High Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place, Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2009

ITEM 1.                             REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / MAY 31, 2009

Western Asset Global High Income Fund Inc.

(EHI)

Managed by WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s primary investment objective is high current income. The Fund’s secondary investment objective is total return.

What’s inside

Letter from the chairman	I

Fund overview	1

Fund at a glance	6

Schedule of investments	7

Statement of assets and liabilities	27

Statement of operations	28

Statements of changes in net assets	29

Statement of cash flows	30

Financial highlights	31

Notes to financial statements	32

Report of independent registered public accounting firm	47

Board approval of management and subadvisory agreements	48

Additional information	56

Annual chief executive officer and chief financial officer certifications	62

Dividend reinvestment plan	63

Important tax information	65

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

The U.S. economy weakened significantly during the twelve-month reporting period ended May 31, 2009. Looking back, U.S. gross domestic product (“GDP”)i growth was 2.8% during the second quarter of 2008. Contributing to the economy’s expansion were rising exports that were buoyed by a weakening U.S. dollar. In addition, consumer spending increased, aided by the government’s tax rebate program. However, the dollar’s rally and the end of the rebate program, combined with other strains on the economy, caused GDP to take a step backward during the second half of 2008. According to the U.S. Department of Commerce, third and fourth quarter 2008 GDP contracted 0.5% and 6.3%, respectively, the latter being the worst quarterly reading since 1982. Economic weakness continued in early 2009, as first quarter 2009 GDP declined 5.5%. This marked the first time in thirty-four years that the U.S. economy posted three consecutive quarters of negative GDP growth.

It may seem like ancient history, but when the reporting period began, speculation remained as to whether the U.S. would experience a recession. This ended in December 2008, when the National Bureau of Economic Research (“NBER”)—which has the final say on when one begins and ends—announced that a recession had begun in December 2007, making the current recession the lengthiest since the Great Depression. Contributing to the economy’s troubles has been the accelerating weakness in the labor market. Since December 2007, approximately six million jobs have been shed and we have experienced seventeen consecutive months of job losses, matching the record that occurred during the 1981-82 recession. In addition, the unemployment rate continued to move steadily higher, rising from 8.9% in April to 9.4% in May 2009, to reach its highest rate since 1983.

Another strain on the economy, the housing market, may finally be getting closer to reaching a bottom. After plunging late last year, new single-family home starts have been fairly stable in recent months and, while home prices continued to fall, the pace of the decline has moderated somewhat. Other economic news also seemed to be “less negative.” Inflation remained low, May retail sales (excluding gasoline) were modestly higher and consumer

Western Asset Global High Income Fund Inc.	I

Letter from the chairman continued

sentiment rose a fourth straight month in June, albeit from a very low level. In addition, while 345,000 jobs were lost in May, it was substantially less than April’s 504,000 decline and the smallest monthly loss since September 2008.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. Looking back, after reducing the federal funds rateiii from 5.25% in August 2007 to 2.00% in April 2008, the Fed then left rates on hold for several months due to growing inflationary pressures as a result of soaring oil and commodity prices, coupled with the sagging U.S. dollar. However, as inflation receded along with oil prices and the global financial crisis escalated, the Fed cut rates twice in October 2008 to 1.00%. Then, in December 2008, it reduced the federal funds rate to a range of 0 to 1/4 percent—a historic low—and has maintained this stance thus far in 2009. In conjunction with the June meeting, the Fed stated that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. More recently, the Fed has taken additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-Backed Securities Loan Facility (“TALF”). In March 2009, the Fed continued to pursue aggressive measures as it announced its intentions to:

•	Purchase up to an additional $750 billion of agency mortgage-backed securities, bringing its total purchases of these securities to up to $1.25 trillion in 2009.

•	Increase its purchases of agency debt this year by up to $100 billion to a total of up to $200 billion.

•	Buy up to $300 billion of longer-term Treasury securities over the next six months.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In October, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by

II	Western Asset Global High Income Fund Inc.

former President Bush. Then, in March 2009, Treasury Secretary Geithner introduced the Public-Private Partnership Investment Program (“PPIP”), which is intended to facilitate the purchase of troubled mortgage assets from bank balance sheets. President Obama has also made reviving the economy a priority in his administration, the cornerstone thus far being the $787 billion stimulus package that was signed into law in February 2009.

During the twelve-month reporting period ended May 31, 2009, both short- and long-term Treasury yields experienced periods of extreme volatility. While earlier in 2008 investors were focused on the subprime segment of the mortgage-backed market, these concerns broadened to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of 2008, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. On several occasions, the yield available from short-term Treasuries fell to nearly zero, as investors were essentially willing to forgo any return potential in order to access the relative safety of government-backed securities. During the twelve months ended May 31, 2009, two-year Treasury yields fell from 2.66% to 0.92%. Over the same time frame, ten-year Treasury yields moved from 4.06% to 3.47%. For the twelve-month period ended May 31, 2009, the Barclays Capital U.S. Aggregate Indexiv returned 5.36%

Periods of increased investor risk aversion caused the high-yield bond market to produce poor results over the twelve months ended May 31, 2009. While the asset class posted strong returns during the second half of the reporting period, it was not enough to overcome earlier flights to quality. In particular, seizing credit markets, coupled with fears of a global recession and rising corporate bond default rates, sent high-yield bond prices sharply lower in October and November 2008. All told, over the twelve months ended May 31, 2009, the Citigroup High Yield Market Indexv returned -9.24%.

Fears of a global recession, falling commodity prices and seizing credit markets sent emerging market debt prices lower during the twelve-month reporting period. While the asset class rallied on several occasions, it was not enough to offset its sharp loss in October 2008, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned -14.89% for the month. Over the twelve months ended May 31, 2009, the EMBI Global returned -1.03%.

Western Asset Global High Income Fund Inc.	III

Letter from the chairman continued

Special shareholder notice

The Board of Directors of the Fund has approved Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) as a subadviser to the Fund under an additional subadvisory agreement between Western Asset Management Company (“Western Asset”) and Western Singapore. Western Asset will supervise Western Singapore’s provision of services to the Fund. The appointment was effective as of February 3, 2009.

Western Singapore was established in 2000 and has offices at 1 George Street #23-01, Singapore 049145. The Western Singapore office is responsible, generally, for managing Asian (excluding Japan) fixed-income mandates, including the related portions of Western Asset’s broader portfolios, as well as servicing these relationships. It undertakes all investment-related activities including investment management, research and analysis, securities settlement and client services.

While Western Asset will remain ultimately responsible for investment decisions relating to the Fund’s portfolio, Western Singapore will provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments. The Fund’s current management fee remains unchanged. Western Asset and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc.

A special note regarding increased market volatility

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid—sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/cef. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

IV	Western Asset Global High Income Fund Inc.

•  A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to certain regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 26, 2009

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

v	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.
vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Western Asset Global High Income Fund Inc.	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is high current income and its secondary objective is total return. Under normal market conditions, the Fund invests in a global portfolio of securities consisting of below investment grade fixed-income securities, emerging market fixed-income securities and investment grade fixed-income securities. We have broad discretion to allocate the Fund’s assets among the following segments of the global market for below investment and investment grade fixed-income securities: corporate bonds, loans, preferred stock, mortgage- and asset-backed securities and sovereign debt, and derivative instruments of the foregoing securities.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The global fixed-income market experienced periods of extreme volatility during the fiscal year, as changing perceptions regarding the economy, inflation, deflation and central banks’ monetary policy caused bond prices to fluctuate.

Beginning in mid-June 2008, seizing credit markets triggered an extreme flight to quality. Investor risk aversion further intensified from September through November given the severe disruptions in the global financial markets, with the bankruptcy of Lehman Brothers being at the epicenter of the turmoil. Given this highly unsettled environment, investors were drawn to the relative safety of short-term Treasuries, while riskier portions of the market performed poorly.

Conditions in the global fixed-income markets started to slowly improve in December 2008. The government’s many initiatives to stabilize the financial system began to bear fruit as the frozen credit markets showed signs of thawing. Liquidity also improved, as did investor confidence. This, coupled with tentative signs that the global economy was nearing a bottom, served to increase investor risk appetite. As a result, demand for spread sectors (non-Treasuries) rose, in particular, lifting the prices of investment grade and high-yield corporate bonds, as well as emerging market debt.

Western Asset Global High Income Fund Inc. 2009 Annual Report	1

Fund overview continued

Q. How did we respond to these changing market conditions?

A. We proactively managed the Fund’s portfolio during the reporting period. In late 2008, we slowly began increasing our exposure to investment grade corporate bonds. The spreads on these securities relative to Treasuries had moved to historically wide levels and priced in corporate default rates that we felt were overly pessimistic. This positioning produced positive results, as these securities performed poorly in the fall of 2008, but then rallied during the second half of the reporting period.

We reduced the Fund’s exposure to emerging market debt due to uncertainties regarding this sector’s ability to weather the economic crisis. We also felt these were unattractively valued given the weak global economic environment. This stance was not rewarded as emerging market debt rallied sharply as the fiscal year progressed, as a result of increased optimism that the global economy was bottoming.

We also increased the Fund’s allocation to U.S. Treasury Inflation-Protected Securities (“TIPS”)i. We felt this was appropriate given our expectations that inflation would become an issue in the future given the government’s massive stimulus program. Our TIPS position did not materially impact the Fund’s performance during the reporting period.

During the fiscal year, we employed short positions in Treasury futures to manage the Fund’s yield curveii exposure in both the U.S. and abroad. Although we thought interest rates would stabilize during the reporting period, this was not the case as rates were volatile and ultimately moved lower.

Performance review

For the twelve months ended May 31, 2009, Western Asset Global High Income Fund Inc. returned -15.05% based on its net asset value (“NAV”)iii and -17.37% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. Aggregate Indexiv, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Indexv and the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi, returned 5.36%, -7.06% and -1.03%, respectively, over the same time frame. The Lipper Global Income Closed-End Funds Category Averagevii returned -7.40% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $1.02 per share. The performance table on the next page shows the Fund’s twelve-month total return based on its NAV and

2	Western Asset Global High Income Fund Inc. 2009 Annual Report

market price as of May 31, 2009. Past performance is no guarantee of future results.

PERFORMANCE SNAPSHOT as of May 31, 2009

PRICE PER SHARE	12-MONTH TOTAL RETURN*
$10.23 (NAV)	-15.05%
$8.83 (Market Price)	-17.37%

All figures represent past performance and are not a guarantee of future results.

*

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. Our overweight allocation to agency mortgage-backed securities was beneficial to performance during the fiscal year as the Federal Reserve Board (“Fed”)viii supported the agency market through its direct purchases of these securities. As discussed, we increased our exposure to investment grade corporate bonds as we felt their valuations had become attractive. Despite periods of extreme volatility, our exposure to the Consumer Cyclicals1 and Communications2 sectors positively contributed to the Fund’s performance.

Actively managing the Fund’s currency exposure in developed countries was rewarded during the fiscal year. In particular, we were underweight the pound and the euro when these currencies sold off. We then adjusted our positioning by overweighting these currencies and benefited when they rallied later in the reporting period.

Q. What were the leading detractors from performance?

A. Overall, the Fund’s high-yield bond allocation detracted from performance during the fiscal year. We utilized credit default swaps, a type of financial derivative, to increase our high-yield exposure. While high-yield bond prices rallied during the second half of the reporting period, it was not enough to overcome their extremely poor performance during the financial crisis in the fall of 2008. Our security selection within the high-yield sector, specifically, Charter Communications Inc., General Motors Corp. and Ford Motor Credit Co., also detracted from performance.

The Fund’s allocation to emerging market Industrials also detracted from results. In addition, our overweight in Gazprom, the world’s largest gas company based in Russia, was a detractor, as it performed poorly given the deteriorating Russian economy.

1	Consumer Cyclicals consists of the following industries: Automotive, Entertainment, Gaming, Home Construction, Lodging, Retailers, Restaurants, Textiles and other consumer services.
2	Communications consists of the following industries: Media — Cable, Media — Non-cable and Telecommunications.

Western Asset Global High Income Fund Inc. 2009 Annual Report	3

Fund overview continued

As discussed earlier, while our short Treasury futures positions met their desired goal of helping to manage the Fund’s durationix and yield curve exposure, they detracted from performance as risk aversion drove U.S. Treasury yields down to historically low levels.

Elsewhere, the Fund’s exposure to local currency-denominated debt dragged down our results. In particular, our exposure to Brazil hurt the Fund’s performance as the financial crisis led to a flight to quality to the U.S. dollar and many local currencies sold off as they were perceived to be riskier.

Looking for additional information?

The Fund is traded under the symbol “EHI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XEHIX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Standard Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Global High Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets, and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

June 16, 2009

4	Western Asset Global High Income Fund Inc. 2009 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Leverage may magnify gains and increase losses in the Fund’s portfolio.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

ii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
iii

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

iv

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

v

The Barclays Capital (formerly Lehman Brothers) U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended May 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 16 funds in the Fund’s Lipper category.

viii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ix

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Western Asset Global High Income Fund Inc. 2009 Annual Report	5

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

6	Western Asset Global High Income Fund Inc. 2009 Annual Report

Schedule of investments

May 31, 2009

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
CORPORATE BONDS & NOTES — 50.1%
CONSUMER DISCRETIONARY — 6.9%
	Auto Components — 0.3%
1,660,000	Allison Transmission Inc., Senior Notes, 11.250% due 11/1/15(a)(b)	$1,128,800
790,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	264,650
	Visteon Corp., Senior Notes:
484,000	8.250% due 8/1/10(c)	26,620
1,249,000	12.250% due 12/31/16(a)(c)	68,695
	Total Auto Components	1,488,765
	Automobiles — 0.1%
	General Motors Corp.:
570,000	Notes, 7.200% due 1/15/11(c)	52,725
	Senior Debentures:
300,000	8.250% due 7/15/23(c)	28,500
3,570,000	8.375% due 7/15/33(c)	339,150
	Total Automobiles	420,375
	Diversified Consumer Services — 0.3%
1,550,000	Education Management LLC/Education Management Finance Corp., Senior Subordinated Notes, 10.250% due 6/1/16	1,519,000
	Service Corp. International, Senior Notes:
185,000	7.625% due 10/1/18	172,050
210,000	7.500% due 4/1/27	168,000
	Total Diversified Consumer Services	1,859,050
	Hotels, Restaurants & Leisure — 2.0%
675,000	Boyd Gaming Corp., Senior Subordinated Notes, 6.750% due 4/15/14	529,875
521,000	Choctaw Resort Development Enterprise, Senior Notes, 7.250% due 11/15/19(a)	278,735
875,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	848,750
	El Pollo Loco Inc.:
540,000	Senior Notes, 11.750% due 11/15/13	434,700
180,000	Senior Secured Notes, 11.750% due 12/1/12(a)	184,050
845,000	Harrahs Operating Escrow LLC/Harrahs Escrow Corp., Senior Secured Notes, 11.250% due 6/1/17(a)	823,875
1,000,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10(c)	240,000
	MGM MIRAGE Inc.:
560,000	Notes, 6.750% due 9/1/12	387,800
	Senior Secured Notes:
475,000	10.375% due 5/15/14(a)	491,625
1,135,000	11.125% due 11/15/17(a)	1,194,588

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2009 Annual Report	7

Schedule of investments continued

May 31, 2009

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Hotels, Restaurants & Leisure — 2.0% continued
	Mohegan Tribal Gaming Authority, Senior Subordinated Notes:
675,000	7.125% due 8/15/14	$469,125
625,000	6.875% due 2/15/15	415,625
316,000	Pokagon Gaming Authority, Senior Notes, 10.375% due 6/15/14(a)	306,520
95,000	River Rock Entertainment Authority, Senior Secured Notes, 9.750% due 11/1/11	69,825
770,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	433,125
1,150,000	Seneca Gaming Corp., Senior Notes, 7.250% due 5/1/12	937,250
150,000	Snoqualmie Entertainment Authority, Senior Secured Notes, 5.384% due 2/1/14(a)(d)	79,125
	Station Casinos Inc., Senior Notes:
110,000	6.000% due 4/1/12(e)	40,150
760,000	7.750% due 8/15/16(e)	277,400
2,000,000	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10(a)	1,850,000
	Total Hotels, Restaurants & Leisure	10,292,143
	Household Durables — 0.7%
80,000	American Greetings Corp., Senior Notes, 7.375% due 6/1/16	50,800
1,665,000	K Hovnanian Enterprises Inc., Senior Notes, 11.500% due 5/1/13	1,427,738
2,180,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	2,081,900
445,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, 9.750% due 9/1/12	393,825
	Total Household Durables	3,954,263
	Leisure Equipment & Products — 0.1%
455,000	WMG Acquisition Corp., Senior Secured Notes, 9.500% due 6/15/16(a)	456,706
	Media — 2.6%
	Affinion Group Inc.:
2,210,000	Senior Notes, 10.125% due 10/15/13	2,088,450
380,000	Senior Subordinated Notes, 11.500% due 10/15/15	329,650
510,000	AMC Entertainment Inc., Senior Notes, 8.750% due 6/1/19(a)	493,425
3,257,000	CCH I LLC/CCH I Capital Corp., Senior Secured Notes, 11.000% due 10/1/15(c)(e)	390,840
849,000	CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 10/1/13(c)(e)	840,510
1,570,000	Cengage Learning Acquisitions Inc., Senior Notes, 10.500% due 1/15/15(a)	1,232,450
125,000	Charter Communications Holdings LLC, Senior Discount Notes, 12.125% due 1/15/12(c)(e)(f)	1,250
215,000	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11(c)(e)	2,150

See Notes to Financial Statements.

8	Western Asset Global High Income Fund Inc. 2009 Annual Report

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Media — 2.6% continued
1,150,000	Charter Communications Inc., Senior Secured Notes, 10.875% due 9/15/14(a)(e)	$ 1,190,250
46,000	CMP Susquehanna Corp., 4.774% due 5/15/14(a)(d)(f)	19,550
1,120,000	Comcast Corp., 5.700% due 5/15/18	1,112,843
	CSC Holdings Inc., Senior Notes:
250,000	7.625% due 4/1/11	250,625
575,000	6.750% due 4/15/12	557,750
3,060,000	DISH DBS Corp., Senior Notes, 7.750% due 5/31/15	2,907,000
3,155,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16(c)	86,762
	R.H. Donnelley Corp., Senior Notes:
650,000	8.875% due 1/15/16(c)	48,750
100,000	8.875% due 10/15/17(c)	7,500
1,100,000	Rogers Cable Inc., Senior Secured Notes, 7.875% due 5/1/12	1,187,617
270,000	Sun Media Corp., Senior Notes, 7.625% due 2/15/13	175,500
200,000	Time Warner Cable Inc., Senior Notes, 8.750% due 2/14/19	229,756
260,000	Time Warner Inc., 6.500% due 11/15/36	211,851
330,000	UPC Holding BV, Senior Notes, 9.875% due 4/15/18(a)	320,100
	Total Media	13,684,579
	Multiline Retail — 0.6%
	Dollar General Corp.:
1,030,000	Senior Notes, 10.625% due 7/15/15	1,094,375
450,000	Senior Subordinated Notes, 11.875% due 7/15/17(b)	477,000
	Neiman Marcus Group Inc.:
1,116,569	Senior Notes, 9.000% due 10/15/15(b)	602,947
1,400,000	Senior Secured Notes, 7.125% due 6/1/28	742,000
	Total Multiline Retail	2,916,322
	Specialty Retail — 0.2%
335,000	AutoNation Inc., Senior Notes, 3.131% due 4/15/13(d)	293,125
1,070,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	551,050
	Total Specialty Retail	844,175
	TOTAL CONSUMER DISCRETIONARY	35,916,378
CONSUMER STAPLES — 0.9%
	Beverages — 0.3%
785,000	Constellation Brands Inc., Senior Notes, 8.375% due 12/15/14	788,925
340,000	Dr. Pepper Snapple Group Inc., Senior Notes, 6.820% due 5/1/18	342,790
390,000	PepsiCo Inc., Senior Notes, 7.900% due 11/1/18	467,767
	Total Beverages	1,599,482

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2009 Annual Report	9

Schedule of investments continued

May 31, 2009

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Food & Staples Retailing — 0.1%
171,246	CVS Caremark Corp., Pass-Through Certificates, 5.298% due 1/11/27(a)	$ 136,778
	CVS Lease Pass-Through Trust, Secured Notes:
101,092	5.880% due 1/10/28(a)	82,729
622,515	6.036% due 12/10/28(a)(e)	514,075
	Total Food & Staples Retailing	733,582
	Food Products — 0.2%
	Dole Food Co. Inc., Senior Notes:
610,000	7.250% due 6/15/10	599,325
432,000	8.875% due 3/15/11	412,560
	Total Food Products	1,011,885
	Household Products — 0.1%
490,000	Visant Holding Corp., Senior Notes, 8.750% due 12/1/13	476,525
	Tobacco — 0.2%
	Alliance One International Inc., Senior Notes:
110,000	8.500% due 5/15/12	102,850
790,000	11.000% due 5/15/12	799,875
140,000	Altria Group Inc., Senior Notes, 9.700% due 11/10/18	159,585
	Total Tobacco	1,062,310
	TOTAL CONSUMER STAPLES	4,883,784
ENERGY — 8.1%
	Energy Equipment & Services — 0.4%
260,000	Baker Hughes Inc., Senior Notes, 7.500% due 11/15/18	300,093
560,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	456,400
750,000	Key Energy Services Inc., Senior Notes, 8.375% due 12/1/14	663,750
270,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14	270,338
390,000	Transocean Inc., Senior Notes, 5.250% due 3/15/13	402,742
	Total Energy Equipment & Services	2,093,323
	Oil, Gas & Consumable Fuels — 7.7%
800,000	Anadarko Petroleum Corp., Senior Notes, 6.450% due 9/15/36	668,076
280,000	Apache Corp., Senior Notes, 6.000% due 1/15/37	279,790
1,395,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	1,109,025
560,000	Berry Petroleum Co., Senior Notes, 10.250% due 6/1/14	552,300
	Chesapeake Energy Corp., Senior Notes:
1,350,000	6.375% due 6/15/15	1,164,375
270,000	6.625% due 1/15/16	232,875
2,145,000	7.250% due 12/15/18	1,801,800
160,000	Colorado Interstate Gas Co., Senior Notes, 6.800% due 11/15/15	161,893

See Notes to Financial Statements.

10	Western Asset Global High Income Fund Inc. 2009 Annual Report

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Oil, Gas & Consumable Fuels — 7.7% continued
245,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	$ 225,400
483,128	Corral Petroleum Holdings AB, Senior Secured Subordinated Bonds, 2.631% due 4/15/10(a)(b)(d)	210,161
230,000	Devon Energy Corp., Debentures, 7.950% due 4/15/32	259,421
	El Paso Corp.:
	Medium-Term Notes:
2,050,000	7.375% due 12/15/12	1,989,029
1,330,000	7.750% due 1/15/32	1,062,048
125,000	Notes, 7.875% due 6/15/12	123,137
70,000	El Paso Natural Gas Co., Bonds, 8.375% due 6/15/32	71,011
480,000	Energy Transfer Partners LP, Senior Notes, 6.700% due 7/1/18	462,779
	Enterprise Products Operating LLP:
980,000	Junior Subordinated Notes, 8.375% due 8/1/66	745,716
550,000	Senior Bonds, 6.300% due 9/15/17	529,536
1,530,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	1,377,000
1,555,000	Forest Oil Corp., Senior Notes, 8.500% due 2/15/14(a)	1,508,350
890,000	Gazprom, Loan Participation Notes, 6.212% due 11/22/16(a)	753,118
655,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	455,225
2,990,000	KazMunaiGaz Finance Sub B.V., Senior Notes, 8.375% due 7/2/13(a)	2,735,850
390,000	Kinder Morgan Energy Partners LP, Medium-Term Notes, 6.950% due 1/15/38	362,464
	LUKOIL International Finance BV:
946,000	6.656% due 6/7/22(a)	723,690
1,850,000	Bonds, 6.356% due 6/7/17(a)	1,544,750
830,000	Notes, 6.356% due 6/7/17(a)	693,050
390,000	Mariner Energy Inc., Senior Notes, 7.500% due 4/15/13	343,200
330,000	Occidental Petroleum Corp., Senior Notes, 7.000% due 11/1/13	377,864
	OPTI Canada Inc., Senior Secured Notes:
690,000	7.875% due 12/15/14	469,200
445,000	8.250% due 12/15/14	309,275
6,747,000	Pemex Project Funding Master Trust, Senior Bonds, 6.625% due 6/15/35	6,277,982
510,000	Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13	503,625
2,500,000	Petroleos Mexicanos, 8.000% due 5/3/19(a)	2,745,000
410,000	Petroplus Finance Ltd., Senior Notes, 7.000% due 5/1/17(a)	336,200
585,000	Plains Exploration & Production Co., Senior Notes, 10.000% due 3/1/16	586,462
	SandRidge Energy Inc., Senior Notes:
1,000,000	8.625% due 4/1/15(b)	857,500
675,000	9.875% due 5/15/16(a)	646,312

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2009 Annual Report	11

Schedule of investments continued

May 31, 2009

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Oil, Gas & Consumable Fuels — 7.7% continued
1,245,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15(a)(c)(e)	$ 87,150
660,000	Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11	435,600
1,140,000	Teekay Corp., Senior Notes, 8.875% due 7/15/11	1,131,450
355,000	W&T Offshore Inc., Senior Notes, 8.250% due 6/15/14(a)	271,575
630,000	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	567,000
	Williams Cos. Inc.:
1,060,000	Notes, 8.750% due 3/15/32	1,020,040
1,000,000	Senior Notes, 7.625% due 7/15/19	976,687
440,000	XTO Energy Inc., Senior Notes, 5.500% due 6/15/18	432,474
	Total Oil, Gas & Consumable Fuels	40,176,465
	TOTAL ENERGY	42,269,788
FINANCIALS — 9.8%
	Capital Markets — 1.7%
1,120,000	Bear Stearns Co. Inc., Senior Notes, 7.250% due 2/1/18	1,156,501
330,000	Goldman Sachs Group Inc., Senior Notes, 6.150% due 4/1/18	319,107
390,000	Merrill Lynch & Co. Inc., Notes, 6.875% due 4/25/18	362,527
470,000	Morgan Stanley, Medium-Term Notes, 6.625% due 4/1/18	465,399
6,200,000	Morgan Stanley Bank AG for OAO Gazprom, Loan Participation Notes, 9.625% due 3/1/13(a)	6,409,250
	Total Capital Markets	8,712,784
	Commercial Banks — 3.1%
2,370,000	ATF Capital BV, Senior Notes, 9.250% due 2/21/14(a)	1,564,200
1,050,000	Banco Mercantil del Norte SA, Subordinated Bonds, 6.135% due 10/13/16(a)(d)	876,425
	HSBK Europe BV:
1,700,000	7.250% due 5/3/17(a)	1,003,000
730,000	7.250% due 5/3/17(a)	430,700
	ICICI Bank Ltd., Subordinated Bonds:
1,840,000	6.375% due 4/30/22(a)(d)	1,362,853
454,000	6.375% due 4/30/22(a)(d)	342,988
120,000	Keybank National Association, Senior Notes, 3.200% due 6/15/12	124,586
	RSHB Capital, Loan Participation Notes:
	Secured Notes:
1,232,000	7.175% due 5/16/13(a)	1,178,285
4,120,000	7.125% due 1/14/14(a)	3,936,289
1,350,000	7.125% due 1/14/14(a)	1,279,395
470,000	Senior Notes, 6.299% due 5/15/17(a)	411,250
	Senior Secured Notes:
280,000	7.175% due 5/16/13(a)	269,500

See Notes to Financial Statements.

12	Western Asset Global High Income Fund Inc. 2009 Annual Report

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Commercial Banks — 3.1% continued
1,529,000	6.299% due 5/15/17(a)	$ 1,322,585
	TuranAlem Finance BV, Bonds:
1,786,000	8.250% due 1/22/37(a)	375,060
880,000	8.250% due 1/22/37(a)	206,800
1,350,000	Wachovia Corp., Senior Notes, 5.750% due 2/1/18	1,297,496
350,000	Wells Fargo Capital XV, Junior Subordinated Notes, 9.750% due 9/26/13(d)(g)	325,776
	Total Commercial Banks	16,307,188
	Consumer Finance — 2.1%
260,000	American Express Co., Notes, 7.000% due 3/19/18	248,719
	Ford Motor Credit Co.:
	Notes:
50,000	7.875% due 6/15/10	47,603
1,300,000	7.000% due 10/1/13	1,049,968
	Senior Notes:
1,650,000	6.570% due 6/15/11(d)	1,396,313
115,000	9.875% due 8/10/11	105,034
210,000	3.889% due 1/13/12(d)	166,163
380,000	12.000% due 5/15/15	349,739
	GMAC LLC:
	Senior Notes:
978,000	6.875% due 8/28/12(a)	846,557
30,000	7.500% due 12/31/13(a)	25,073
3,877,000	8.000% due 11/1/31(a)	2,914,073
36,000	Subordinated Notes, 8.000% due 12/31/18(a)	26,139
4,350,000	SLM Corp., Senior Notes, 1.252% due 7/26/10(d)	3,829,283
	Total Consumer Finance	11,004,664
	Diversified Financial Services — 2.2%
350,000	AAC Group Holding Corp., Senior Discount Notes, 10.250% due 10/1/12(a)	215,250
	Bank of America Corp., Senior Notes:
60,000	2.375% due 6/22/12	60,802
490,000	5.650% due 5/1/18	439,235
550,000	CCM Merger Inc., Notes, 8.000% due 8/1/13(a)	382,250
	Citigroup Inc.:
290,000	Notes, 6.875% due 3/5/38	255,935
490,000	Senior Notes, 6.125% due 11/21/17	439,905
290,000	El Paso Performance-Linked Trust Certificates, Senior Notes, 7.750% due 7/15/11(a)	287,915
470,000	Galaxy Entertainment Finance Co. Ltd., Senior Notes, 7.323% due 12/15/10(a)(d)	420,650

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2009 Annual Report	13

Schedule of investments continued

May 31, 2009

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Diversified Financial Services — 2.2% continued
	General Electric Capital Corp., Senior Notes:
1,950,000	2.125% due 12/21/12	$1,961,671
650,000	5.625% due 5/1/18	621,850
220,000	John Deere Capital Corp., Senior Notes, 4.900% due 9/9/13	221,990
530,000	JPMorgan Chase & Co., 2.125% due 12/26/12	531,869
	Leucadia National Corp., Senior Notes:
540,000	8.125% due 9/15/15	481,950
340,000	7.125% due 3/15/17	263,925
	TNK-BP Finance SA:
550,000	6.625% due 3/20/17(a)	429,000
	Senior Notes:
1,750,000	7.500% due 7/18/16(a)	1,461,250
170,000	7.500% due 7/18/16(a)	144,925
1,490,000	7.875% due 3/13/18(a)	1,236,700
890,000	Vanguard Health Holdings Co., I LLC, Senior Discount Notes, step bond to yield 9.952% due 10/1/15	834,375
755,000	Vanguard Health Holdings Co., II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	743,675
	Total Diversified Financial Services	11,435,122
	Real Estate Investment Trusts (REITs) — 0.6%
30,000	Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15	16,650
2,275,000	Host Marriott LP, Senior Notes, 7.125% due 11/1/13	2,127,125
	Ventas Realty LP/Ventas Capital Corp., Senior Notes:
175,000	6.500% due 6/1/16	160,563
690,000	6.750% due 4/1/17	639,975
	Total Real Estate Investment Trusts (REITs)	2,944,313
	Real Estate Management & Development — 0.1%
169,000	Ashton Woods USA LLC, Ashton Woods Finance Co., Senior Subordinated Notes, step bond to yield37.040% due 6/30/15(a)(e)(f)	63,375
1,750,000	Realogy Corp., Senior Subordinated Notes, 12.375% due 4/15/15	446,250
	Total Real Estate Management & Development	509,625
	TOTAL FINANCIALS	50,913,696
HEALTH CARE — 3.4%
	Health Care Providers & Services — 3.3%
240,000	Cardinal Health Inc., Senior Bonds, 5.850% due 12/15/17	219,672
620,000	Community Health Systems Inc., Senior Notes, 8.875% due 7/15/15	616,125
1,300,000	DaVita Inc., Senior Subordinated Notes, 7.250% due 3/15/15	1,228,500
	HCA Inc.:
1,360,000	Notes, 6.375% due 1/15/15	1,057,400

See Notes to Financial Statements.

14	Western Asset Global High Income Fund Inc. 2009 Annual Report

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Health Care Providers & Services — 3.3% continued
	Senior Secured Notes:
540,000	9.250% due 11/15/16	$531,900
4,386,000	9.625% due 11/15/16(b)	4,210,560
2,680,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	2,633,100
	Tenet Healthcare Corp., Senior Notes:
1,030,000	7.375% due 2/1/13	996,525
1,959,000	9.875% due 7/1/14	1,968,795
1,015,000	9.000% due 5/1/15(a)	1,040,375
215,000	10.000% due 5/1/18(a)	225,750
	Universal Hospital Services Inc., Senior Secured Notes:
160,000	5.943% due 6/1/15(d)	130,400
135,000	8.500% due 6/1/15(b)	130,275
3,377,000	US Oncology Holdings Inc., Senior Notes, 7.654% due 3/15/12(b)(d)	2,313,245
240,000	WellPoint Inc., Senior Notes, 5.875% due 6/15/17	229,349
	Total Health Care Providers & Services	17,531,971
	Pharmaceuticals — 0.1%
1,270,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12(c)(e)	6,350
260,000	Wyeth, Notes, 5.950% due 4/1/37	265,148
	Total Pharmaceuticals	271,498
	TOTAL HEALTH CARE	17,803,469
INDUSTRIALS — 5.6%
	Aerospace & Defense — 0.3%
	Hawker Beechcraft Acquisition Co.:
2,545,000	Senior Notes, 8.875% due 4/1/15(b)	801,675
55,000	Senior Subordinated Notes, 9.750% due 4/1/17	17,325
845,000	L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12	846,056
	Total Aerospace & Defense	1,665,056
	Airlines — 0.3%
	Continental Airlines Inc.:
195,810	8.388% due 5/1/22	133,151
	Pass-Through Certificates:
279,117	8.312% due 4/2/11(f)	220,502
290,000	7.339% due 4/19/14	197,925
2,290,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15(a)	1,019,050
	Total Airlines	1,570,628

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2009 Annual Report	15

Schedule of investments continued

May 31, 2009

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Building Products — 0.9%
	Associated Materials Inc.:
25,000	Senior Discount Notes, 11.250% due 3/1/14	$8,125
1,560,000	Senior Subordinated Notes, 9.750% due 4/15/12	1,326,000
	GTL Trade Finance Inc.:
1,060,000	7.250% due 10/20/17(a)	1,022,900
2,036,000	Senior Notes, 7.250% due 10/20/17(a)	1,964,740
160,000	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	43,200
1,130,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 11.542% due 3/1/14	117,238
	Total Building Products	4,482,203
	Commercial Services & Supplies — 1.2%
900,000	Allied Waste North America Inc., Senior Notes, 7.375% due 4/15/14	918,930
1,618,000	DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13	1,573,505
1,100,000	Interface Inc., Senior Subordinated Notes, 9.500% due 2/1/14	844,250
1,295,000	Rental Services Corp., Senior Notes, 9.500% due 12/1/14	1,016,575
2,510,000	US Investigations Services Inc., Senior Subordinated Notes, 10.500% due 11/1/15(a)	2,058,200
	Total Commercial Services & Supplies	6,411,460
	Construction & Engineering — 1.4%
7,177,000	Odebrecht Finance Ltd., 7.500% due 10/18/17(a)	7,123,172
	Machinery — 0.1%
680,000	Terex Corp., Senior Notes, 10.875% due 6/1/16	663,904
	Road & Rail — 0.9%
2,610,000	Hertz Corp., Senior Subordinated Notes, 10.500% due 1/1/16	2,283,750
	Kansas City Southern de Mexico, Senior Notes:
790,000	9.375% due 5/1/12	712,975
980,000	7.625% due 12/1/13	808,500
615,000	12.500% due 4/1/16(a)	581,175
	Total Road & Rail	4,386,400
	Trading Companies & Distributors — 0.4%
595,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16(a)	443,275
1,370,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	1,082,300
1,415,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14(a)(e)	502,325
	Total Trading Companies & Distributors	2,027,900
	Transportation Infrastructure — 0.1%
	Swift Transportation Co., Senior Secured Notes:
270,000	8.633% due 5/15/15(a)(d)	117,450

See Notes to Financial Statements.

16	Western Asset Global High Income Fund Inc. 2009 Annual Report

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Transportation Infrastructure — 0.1% continued
1,120,000	12.500% due 5/15/17(a)	$520,800
	Total Transportation Infrastructure	638,250
	TOTAL INDUSTRIALS	28,968,973
INFORMATION TECHNOLOGY — 0.6%
	IT Services — 0.4%
520,000	Ceridian Corp., Senior Notes, 12.250% due 11/15/15(b)	351,000
1,240,000	First Data Corp., Senior Notes, 9.875% due 9/24/15	849,400
1,000,000	SunGard Data Systems Inc., Senior Subordinated Notes, 10.250% due 8/15/15	912,500
	Total IT Services	2,112,900
	Semiconductors & Semiconductor Equipment — 0.0%
	Freescale Semiconductor Inc.:
80,000	Senior Notes, 8.875% due 12/15/14	36,400
510,000	Senior Subordinated Notes, 10.125% due 12/15/16	137,700
	Total Semiconductors & Semiconductor Equipment	174,100
	Software — 0.2%
1,355,000	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16	999,313
	TOTAL INFORMATION TECHNOLOGY	3,286,313
MATERIALS — 4.5%
	Chemicals — 0.1%
	Georgia Gulf Corp., Senior Notes:
10,000	9.500% due 10/15/14(e)	2,725
2,035,000	10.750% due 10/15/16(e)	208,587
495,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12	457,875
220,000	Westlake Chemical Corp., Senior Notes, 6.625% due 1/15/16	185,900
	Total Chemicals	855,087
	Containers & Packaging — 0.0%
575,000	Radnor Holdings Inc., Senior Notes, 11.000% due 3/15/10(c)(e)(f)	0
	Metals & Mining — 3.7%
1,050,000	Corporacion Nacional del Cobre-Codelco, Notes, 5.500% due 10/15/13(a)(f)	1,123,742
	Evraz Group SA, Notes:
3,220,000	8.875% due 4/24/13(a)	2,576,000
280,000	8.875% due 4/24/13(a)	226,310
2,950,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	2,932,017
2,100,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	1,590,750
486,893	Noranda Aluminium Acquisition Corp., Senior Notes, 6.163% due 5/15/15(b)(d)	260,488
950,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15	629,375

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2009 Annual Report	17

Schedule of investments continued

May 31, 2009

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Metals & Mining — 3.7% continued
1,530,000	Ryerson Inc., Senior Secured Notes, 12.000% due 11/1/15	$1,040,400
250,000	Steel Dynamics Inc., Senior Notes, 7.375% due 11/1/12	231,250
	Teck Resources Ltd., Senior Secured Notes:
490,000	9.750% due 5/15/14(a)	488,019
410,000	10.250% due 5/15/16(a)	415,635
810,000	10.750% due 5/15/19(a)	834,557
	Vale Overseas Ltd., Notes:
1,448,000	8.250% due 1/17/34	1,507,728
2,704,000	6.875% due 11/21/36	2,451,073
2,980,000	Vedanta Resources PLC, Senior Notes, 8.750% due 1/15/14(a)	2,905,500
	Total Metals & Mining	19,212,844
	Paper & Forest Products — 0.7%
2,110,000	Abitibi-Consolidated Co. of Canada, Senior Secured Notes, 13.750% due 4/1/11(a)(c)	1,951,750
	Appleton Papers Inc.:
375,000	Senior Notes, 8.125% due 6/15/11(e)	245,625
715,000	Senior Subordinated Notes, 9.750% due 6/15/14(e)	246,675
2,095,000	NewPage Corp., Senior Secured Notes, 7.278% due 5/1/12(d)	1,026,550
	Total Paper & Forest Products	3,470,600
	TOTAL MATERIALS	23,538,531
TELECOMMUNICATION SERVICES — 6.2%
	Diversified Telecommunication Services — 4.4%
	AT&T Inc.:
630,000	Global Notes, 5.600% due 5/15/18	639,185
720,000	Senior Notes, 6.400% due 5/15/38	687,478
	Axtel SAB de CV, Senior Notes:
1,996,000	7.625% due 2/1/17(a)	1,506,980
1,714,000	7.625% due 2/1/17(a)	1,289,785
240,000	British Telecommunications PLC, Bonds, 9.125% due 12/15/30	252,643
120,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	93,000
535,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, 12.500% due 5/1/15(c)(e)	3,344
1,505,000	Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16	1,550,150
900,000	Intelsat Intermediate Holding Co., Ltd., Senior Discount Notes, step bond to yield 11.454% due 2/1/15(a)	816,750
210,000	Intelsat Jackson Holdings Ltd., Senior Notes, 9.500% due 6/15/16(a)	210,000
350,000	Koninklijke KPN NV, Senior Notes, 8.375% due 10/1/30	390,027
325,000	L-3 Communications Corp., Senior Subordinated Notes, 6.375% due 10/15/15	297,375

See Notes to Financial Statements.

18	Western Asset Global High Income Fund Inc. 2009 Annual Report

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Diversified Telecommunication Services — 4.4% continued
	Level 3 Financing Inc., Senior Notes:
965,000	12.250% due 3/15/13	$887,800
1,105,000	9.250% due 11/1/14	868,806
70,000	5.474% due 2/15/15(d)	43,750
1,895,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16(a)	1,904,475
1,520,000	Qwest Communications International Inc., Senior Notes, 7.500% due 2/15/14	1,406,000
85,000	Qwest Corp., Senior Notes, 4.570% due 6/15/13(d)	76,713
1,255,000	Telcordia Technologies Inc., Senior Subordinated Notes, 10.000% due 3/15/13(a)	796,925
450,000	Telefonica Emisones SAU, Senior Notes, 6.221% due 7/3/17	472,654
1,708,000	UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes, 8.250% due 5/23/16(a)	1,421,910
	Verizon Communications Inc., Senior Notes:
510,000	5.500% due 2/15/18	511,984
560,000	6.400% due 2/15/38	541,610
	Vimpel Communications, Loan Participation Notes:
1,030,000	8.375% due 4/30/13(a)	942,450
1,535,000	Secured Notes, 8.375% due 4/30/13(a)	1,411,977
	Virgin Media Finance PLC, Senior Notes:
1,200,000	9.125% due 8/15/16	1,164,000
1,415,000	9.500% due 8/15/16	1,352,372
155,000	Wind Acquisition Finance SA, Senior Bonds, 10.750% due 12/1/15(a)	163,525
1,225,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	1,209,687
	Total Diversified Telecommunication Services	22,913,355
	Wireless Telecommunication Services — 1.8%
630,000	ALLTEL Communications Inc., Senior Notes, 10.375% due 12/1/17(a)(b)	751,162
1,090,000	America Movil SAB de CV, Senior Notes, 5.625% due 11/15/17	1,060,429
1,295,000	Cricket Communications Inc., Senior Secured Notes, 7.750% due 5/15/16(a)	1,257,769
150,000	MetroPCS Wireless Inc., Senior Notes, 9.250% due 11/1/14	151,313
1,105,000	Nextel Communications Inc., Senior Notes, 7.375% due 8/1/15	881,237
170,000	Rogers Wireless Inc., Senior Subordinated Notes, 8.000% due 12/15/12	175,525
320,000	Sprint Capital Corp., Senior Notes, 8.375% due 3/15/12	316,800
6,510,000	True Move Co., Ltd., Notes, 10.750% due 12/16/13(a)	4,719,750
	Total Wireless Telecommunication Services	9,313,985
	TOTAL TELECOMMUNICATION SERVICES	32,227,340

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2009 Annual Report	19

Schedule of investments continued

May 31, 2009

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
UTILITIES — 4.1%
	Electric Utilities — 0.7%
2,050,000	EEB International Ltd., Senior Bonds, 8.750% due 10/31/14(a)	$2,111,500
581,000	Enersis SA, Notes, 7.375% due 1/15/14	626,600
270,000	FirstEnergy Corp., Notes, 7.375% due 11/15/31	234,772
550,000	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	570,625
290,000	Pacific Gas & Electric Co., First Mortgage Bonds, 6.050% due 3/1/34	293,437
	Total Electric Utilities	3,836,934
	Gas Utilities — 0.3%
1,480,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	1,398,600
	Independent Power Producers & Energy Traders — 3.1%
	AES Corp., Senior Notes:
525,000	9.375% due 9/15/10	531,563
670,000	8.875% due 2/15/11	678,375
1,940,000	7.750% due 3/1/14	1,857,550
1,500,000	7.750% due 10/15/15	1,402,500
1,150,000	Dynegy Holdings Inc., Senior Notes, 7.750% due 6/1/19	842,375
	Edison Mission Energy, Senior Notes:
1,890,000	7.750% due 6/15/16	1,474,200
550,000	7.200% due 5/15/19	374,688
765,000	7.625% due 5/15/27	471,431
8,564,800	Energy Future Holdings Corp., Senior Notes, 11.250% due 11/1/17(b)	4,517,932
845,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	813,312
	NRG Energy Inc., Senior Notes:
2,195,000	7.250% due 2/1/14	2,107,200
1,105,000	7.375% due 2/1/16	1,042,844
	Total Independent Power Producers & Energy Traders	16,113,970
	TOTAL UTILITIES	21,349,504
	TOTAL CORPORATE BONDS & NOTES (Cost — $313,134,453)	261,157,776
ASSET-BACKED SECURITIES — 0.0%
FINANCIALS — 0.0%
	Home Equity — 0.0%
110,125	Finance America Net Interest Margin Trust, 5.250% due 6/27/34(a)(e)(f)	55
	Sail Net Interest Margin Notes:
42,974	7.000% due 7/27/33(a)(e)(f)	22
14,101	7.000% due 7/27/33(a)(e)(f)	7
	TOTAL ASSET-BACKED SECURITIES (Cost — $166,862)	84

See Notes to Financial Statements.

20	Western Asset Global High Income Fund Inc. 2009 Annual Report

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.4%
	Federal National Mortgage Association (FNMA) STRIPS, IO:
6,383,010	5.500% due 1/1/33(e)(h)	$1,021,808
8,146,007	5.500% due 6/1/33(e)(h)	1,329,807
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $4,462,228)	2,351,615
COLLATERALIZED SENIOR LOANS — 0.1%
ENERGY — 0.1%
	Oil, Gas & Consumable Fuels — 0.1%
	Ashmore Energy International:
131,105	Synthetic Revolving Credit Facility, 3.313% due 3/30/14(d)	98,984
924,078	Term Loan, 4.220% due 3/30/14(d)	697,679
	TOTAL COLLATERALIZED SENIOR LOANS (Cost — $1,053,212)	796,663
MORTGAGE-BACKED SECURITIES — 31.4%
	FHLMC — 13.7%
	Federal Home Loan Mortgage Corp. (FHLMC):
1,480,648	5.844% due 10/1/36(d)(h)	1,546,872
3,946,648	5.721% due 3/1/37(d)(h)	4,124,944
2,994,399	5.862% due 5/1/37(d)(h)	3,143,130
165,276	6.092% due 9/1/37(d)(h)	172,827
3,620,342	5.814% due 11/1/37(d)(h)	3,774,194
	Gold:
17,060,366	5.500% due 11/1/37-4/1/38(h)	17,646,461
40,000,000	5.000% due 6/11/39(h)(i)	40,918,760
	Total FHLMC	71,327,188
	FNMA — 16.8%
	Federal National Mortgage Association (FNMA):
2,700,000	5.500% due 6/16/24(h)(i)	2,817,704
500,000	6.000% due 6/16/24(h)(i)	527,578
3,885,921	5.000% due 6/1/35-7/1/38(h)	3,989,437
3,134,935	5.500% due 2/1/36-7/1/38(h)	3,245,499
696,004	6.500% due 7/1/36(h)	742,636
8,788,437	6.000% due 10/1/37(h)	9,213,211
48,250,000	5.000% due 6/11/39(h)(i)	49,403,465
16,700,000	6.500% due 6/11/39(h)(i)	17,793,332
	Total FNMA	87,732,862
	GNMA — 0.9%
4,300,000	Government National Mortgage Association (GNMA), 6.500% due 6/18/39(i)	4,547,921
	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $161,604,286)	163,607,971

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2009 Annual Report	21

Schedule of investments continued

May 31, 2009

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†		SECURITY	VALUE
SOVEREIGN BONDS — 8.5%
		Argentina — 0.2%
		Republic of Argentina:
1,074,000	EUR	9.000% due 6/20/03(c)	$197,109
1,100,000	EUR	10.250% due 1/26/07(c)	201,880
1,729,117	EUR	8.000% due 2/26/08(c)	317,340
1,550,000	DEM	11.750% due 11/13/26(c)	145,446
522,000	EUR	Medium-Term Notes, 10.000% due 2/22/07(c)	95,801
		Total Argentina	957,576
		Brazil — 2.2%
		Brazil Nota do Tesouro Nacional:
1,000	BRL	10.000% due 1/1/10	510
21,922,000	BRL	10.000% due 7/1/10	11,200,355
		Total Brazil	11,200,865
		Colombia — 0.9%
		Republic of Colombia:
544,000		11.750% due 2/25/20	742,560
2,852,000		7.375% due 9/18/37	2,904,762
830,000		Senior Notes, 7.375% due 3/18/19	883,950
		Total Colombia	4,531,272
		Indonesia — 0.9%
		Republic of Indonesia:
15,399,000,000	IDR	10.250% due 7/15/22	1,433,301
25,206,000,000	IDR	11.000% due 9/15/25	2,405,289
11,646,000,000	IDR	Bonds, 9.750% due 5/15/37	965,808
		Total Indonesia	4,804,398
		Mexico — 0.2%
		United Mexican States:
148,000		11.375% due 9/15/16	202,760
		Medium-Term Notes:
4,000		5.625% due 1/15/17	4,100
1,046,000		6.750% due 9/27/34	1,079,995
		Total Mexico	1,286,855
		Panama — 1.0%
		Republic of Panama:
621,000		7.250% due 3/15/15	669,127
1,275,000		9.375% due 4/1/29	1,581,000
3,080,000		6.700% due 1/26/36	2,972,200
		Total Panama	5,222,327

See Notes to Financial Statements.

22	Western Asset Global High Income Fund Inc. 2009 Annual Report

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Peru — 0.6%
	Republic of Peru:
278,000	8.750% due 11/21/33	$337,770
1,774,000	Bonds, 6.550% due 3/14/37	1,732,311
50,000	Global Bonds, 7.350% due 7/21/25	53,825
895,000	Global Senior Bonds, 8.375% due 5/3/16	1,036,410
	Total Peru	3,160,316
	Russia — 0.9%
4,454,400	Russian Federation, 7.500% due 3/31/30(a)	4,487,808
	United Arab Emirates — 0.1%
750,000	MDC-GMTN B.V., Senior Notes, 5.750% due 5/6/14(a)	754,331
	Venezuela — 1.5%
	Bolivarian Republic of Venezuela:
365,000	8.500% due 10/8/14	246,375
10,497,000	5.750% due 2/26/16(a)	5,852,077
475,000	7.650% due 4/21/25	243,438
	Collective Action Securities:
1,608,000	9.375% due 1/13/34	940,680
875,000	Notes, 10.750% due 9/19/13	695,625
	Total Venezuela	7,978,195
	TOTAL SOVEREIGN BONDS (Cost — $50,973,475)	44,383,943
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 2.4%
	U.S. Government Agencies — 2.3%
	Federal Home Loan Mortgage Corp. (FHLMC):
10,000,000	0.926% due 5/4/11(d)(h)	10,031,120
390,000	Notes, 2.500% due 4/23/14(h)	386,083
	Federal National Mortgage Association (FNMA):
1,000,000	5.625% due 11/15/21(h)	1,048,986
500,000	Senior Notes, 5.500% due 9/14/17(h)	506,634
	Total U.S. Government Agencies	11,972,823
	U.S. Government Obligations — 0.1%
220,000	U.S. Treasury Bonds, 4.250% due 5/15/39	216,872
210,000	U.S. Treasury Notes, 2.750% due 2/15/19	197,417
	Total U.S. Government Obligations	414,289
	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $12,314,299)	12,387,112

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2009 Annual Report	23

Schedule of investments continued

May 31, 2009

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
U.S. TREASURY INFLATION PROTECTED SECURITIES — 2.4%
	U.S. Treasury Bonds, Inflation Indexed:
3,118,414	2.000% due 1/15/26	$ 3,000,501
970,306	2.375% due 1/15/27(j)	983,647
2,406,166	1.750% due 1/15/28(j)	2,223,447
1,397,304	3.875% due 4/15/29	1,737,024
	U.S. Treasury Notes, Inflation Indexed:
750,134	2.000% due 1/15/16	768,653
1,729,675	2.375% due 1/15/17	1,819,943
1,744,591	2.625% due 7/15/17	1,877,616
	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $12,257,991)	12,410,831
SHARES
COMMON STOCK — 0.0%
CONSUMER DISCRETIONARY — 0.0%
	Hotels, Restaurants & Leisure — 0.0%
1,290	Buffets Restaurant Holdings(f)* (Cost — $695,435)	0
PREFERRED STOCKS — 0.2%
CONSUMER DISCRETIONARY — 0.1%
	Automobiles — 0.1%
30,500	Corts-Ford Motor Co., 7.400%	311,100
1,900	Corts-Ford Motor Co., 8.000%	22,135
	Total Automobiles	333,235
	Media — 0.0%
10,728	CMP Susquehanna Radio Holdings Corp., 0.000%(a)(d)(f)*	4,559
	TOTAL CONSUMER DISCRETIONARY	337,794
FINANCIALS — 0.1%
	Consumer Finance — 0.1%
1,176	Preferred Blocker Inc., 7.000%(a)	496,089
	Diversified Financial Services — 0.0%
2,600	Preferred Plus, Trust, Series FRD-1, 7.400%	27,196
9,700	Saturns, Series F 2003-5, 8.125%	118,825
	Total Diversified Financial Services	146,021
	TOTAL FINANCIALS	642,110
	TOTAL PREFERRED STOCKS (Cost — $1,085,658)	979,904

See Notes to Financial Statements.

24	Western Asset Global High Income Fund Inc. 2009 Annual Report

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

WARRANTS	SECURITY	VALUE
WARRANTS — 0.0%
2,675	Bolivarian Republic of Venezuela, Oil-linked payment obligations, Expires 4/15/20*	$ 45,234
570	Buffets Restaurant Holdings, Expires 4/28/14(f)*	0
12,259	CNB Capital Trust, Expires 3/23/19(a)(f)*	337
	TOTAL WARRANTS (Cost — $83,262)	45,571
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $557,831,161)	498,121,470
FACE AMOUNT†
SHORT-TERM INVESTMENTS — 4.5%
	U.S. Government Agency — 1.6%
8,600,000	Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes, 0.471% due 6/15/09(h)(k) (Cost — $8,598,428)	8,598,428
	U.S. Treasury Bills — 0.4%
2,200,000	U.S. Treasury Bills, 0.150% due 6/25/09(k) (Cost — $2,199,781)	2,199,781
	Repurchase Agreement — 2.5%
12,782,000	Morgan Stanley tri-party repurchase agreement dated 5/29/09, 0.110% due 6/1/09; Proceeds at maturity — $12,782,117; (Fully collateralized by U.S. government agency obligation, 2.125% due 3/16/11; Market value — $13,095,934) (Cost — $12,782,000)	12,782,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $23,580,209)	23,580,209
	TOTAL INVESTMENTS — 100.0% (Cost — $581,411,370#)	$521,701,679

*	Non-income producing security.
†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)	Security is currently in default.
(d)	Variable rate security. Interest rate disclosed is that which is in effect at May 31, 2009.
(e)	Illiquid security.
(f)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(g)	Security has no maturity date. The date shown represents the next call date.
(h)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.
(i)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).
(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(k)	Rate shown represents yield-to-maturity.
#	Aggregate cost for federal income tax purposes is substantially $582,627,632.

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2009 Annual Report	25

Schedule of investments continued

May 31, 2009

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Abbreviations used in this schedule:

BRL	– Brazilian Real
DEM	– German Mark
EUR	– Euro
GMAC	– General Motors Acceptance Corp.
IDR	– Indonesian Rupiah
IO	– Interest Only
OJSC	– Open Joint Stock Company
STRIPS	– Separate Trading of Registered Interest and Principal Securities

See Notes to Financial Statements.

26	Western Asset Global High Income Fund Inc. 2009 Annual Report

Statement of assets and liabilities

May 31, 2009

ASSETS:
Investments, at value (Cost — $581,411,370)	$521,701,679
Foreign currency, at value (Cost — $424,477)	408,545
Cash	143
Deposits with brokers for open swap contracts	19,800,000
Dividends and interest receivable	7,985,859
Receivable for securities sold	3,348,774
Premiums paid for open swaps	1,177,312
Receivable for open swap contracts	795,776
Receivable for open forward currency contracts	640,348
Deposits with brokers for open futures contracts	11,848
Prepaid expenses	234,813
Total Assets	556,105,097
LIABILITIES:
Payable for securities purchased	122,464,070
Loan payable (Note 5)	100,000,000
Unrealized depreciation on swaps	19,105,605
Investment management fee payable	374,536
Payable for open forward currency contracts	357,840
Payable to broker — variation margin on open futures contracts	333,588
Interest payable	55,000
Directors’ fees payable	1,289
Accrued expenses	204,049
Total Liabilities	242,895,977
TOTAL NET ASSETS	$313,209,120
NET ASSETS:
Par value ($0.001 par value; 30,608,381 shares issued and outstanding; 100,000,000 shares authorized)	$ 30,608
Paid-in capital in excess of par value	436,387,300
Undistributed net investment income	1,315,097
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(46,318,522)
Net unrealized depreciation on investments, futures contracts, swap contracts and foreign currencies	(78,205,363)
TOTAL NET ASSETS	$313,209,120
Shares Outstanding	30,608,381
Net Asset Value	$10.23

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2009 Annual Report	27

Statement of operations

For the Year Ended May 31, 2009

INVESTMENT INCOME:
Interest	$ 36,501,791
Dividends	132,705
Less: Foreign taxes withheld	(75,673)
Total Investment Income	36,558,823
EXPENSES:
Investment management fee (Note 2)	4,529,738
Interest expense (Note 5)	2,894,210
Commitment fee (Note 5)	1,692,033
Legal fees	171,105
Shareholder reports	151,439
Directors’ fees	85,365
Custody fees	81,967
Audit and tax	74,678
Excise tax	33,410
Stock exchange listing fees	32,939
Transfer agent fees	16,905
Insurance	12,420
Miscellaneous expenses	37,674
Total Expenses	9,813,883
NET INVESTMENT INCOME	26,744,940
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(19,448,905)
Futures contracts	(5,833,761)
Written options	784,584
Swap contracts	(11,881,329)
Foreign currency transactions	(163,081)
Net Realized Loss	(36,542,492)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(46,488,901)
Futures contracts	(515,198)
Swap contracts	(8,070,793)
Foreign currencies	317,235
Change in Net Unrealized Appreciation/Depreciation	(54,757,657)
NET LOSS ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS	(91,300,149)
DECREASE IN NET ASSETS FROM OPERATIONS	$(64,555,209)

See Notes to Financial Statements.

28	Western Asset Global High Income Fund Inc. 2009 Annual Report

Statements of changes in net assets

FOR THE YEARS ENDED MAY 31,	2009	2008
OPERATIONS:
Net investment income	$26,744,940	$ 27,212,898
Net realized gain (loss)	(36,542,492)	2,025,616
Change in net unrealized appreciation/depreciation	(54,757,657)	(38,155,813)
Decrease in Net Assets From Operations	(64,555,209)	(8,917,299)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(31,220,548)	(31,220,548)
Decrease in Net Assets From Distributions to Shareholders	(31,220,548)	(31,220,548)
DECREASE IN NET ASSETS	(95,775,757)	(40,137,847)
NET ASSETS:
Beginning of year	408,984,877	449,122,724
End of year*	$313,209,120	$408,984,877
* Includes undistributed net investment income of:	$1,315,097	$2,624,568

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2009 Annual Report	29

Statement of cash flows

For the year ended May 31, 2009

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest and dividends received	$36,622,311
Operating expenses paid	(7,298,005)
Interest paid	(3,043,614)
Net sales and maturities of short-term investments	9,077,824
Realized loss on futures contracts	(5,833,761)
Realized gain on options	784,549
Realized loss on swap contracts	(11,881,329)
Realized loss on foreign currency transactions	(163,081)
Net change in unrealized depreciation on futures contracts	(515,198)
Net change in unrealized appreciation on foreign currencies	317,235
Purchases of long-term investments	(1,783,755,360)
Proceeds from disposition of long-term investments	1,806,869,866
Cash deposits with brokers for futures contracts and swap contracts	(10,111,848)
Change in premium for swap contracts	(493,313)
Change in payable to broker — variation margin	157,261
Change in receivable/payable for open forward currency contracts	(358,313)
Change in payable on swap contracts	(203,494)
Net Cash Provided by Operating Activities	30,171,730
CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(31,220,548)
Net Cash Used by Financing Activities	(31,220,548)
NET DECREASE IN CASH	(1,048,818)
Cash, beginning of year	1,457,506
Cash, end of year	$408,688
RECONCILIATION OF DECREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Decrease in Net Assets From Operations	$(64,555,209)
Accretion of discount on investments	(2,421,904)
Amortization of premium on investments	1,133,029
Decrease in investments, at value	118,722,515
Decrease in payable for securities purchased	(77,394,385)
Decrease in interest and dividends receivable	1,352,363
Increase in premium for written swaps	493,313
Decrease in swap contracts payable	(203,494)
Decrease in receivable for securities sold	63,886,138
Decrease in payable for open forward currency contracts	(358,313)
Increase in payable to broker — variation margin	157,261
Increase in deposits with brokers for future contacts and swap contacts	(10,111,848)
Increase in prepaid expenses	(209,529)
Decrease in interest payable	(160,679)
Decrease in accrued expenses	(157,528)
Total Adjustments	94,726,939
NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES	$30,171,730

See Notes to Financial Statements.

30	Western Asset Global High Income Fund Inc. 2009 Annual Report

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED MAY 31:

	2009	2008	2007	2006	2005[1]
NET ASSET VALUE, BEGINNING OF YEAR	$13.36	$14.67	$14.09	$14.76	$14.50
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.87	0.89	0.83	0.95	1.02
Net realized and unrealized gain (loss)	(2.98)	(1.18)	0.80	0.00 [2]	0.51
Total income (loss) from operations	(2.11)	(0.29)	1.63	0.95	1.53
LESS DISTRIBUTIONS FROM:
Net investment income	(1.02)	(1.02)	(0.79)	(0.97)	(1.06)
Net realized gains	—	—	(0.26)	(0.65)	(0.17)
Return of capital	—	—	—	—	(0.04)
Total distributions	(1.02)	(1.02)	(1.05)	(1.62)	(1.27)
Increase in Net Asset Value due to shares issued on reinvestment of distributions	—	—	0.00 [2]	—	—
NET ASSET VALUE, END OF YEAR	$10.23	$13.36	$14.67	$14.09	$14.76
MARKET PRICE, END OF YEAR	$8.83	$12.12	$14.17	$12.42	$12.96
Total return, based on NAV[3,4]	(15.05)%	(1.84)%	11.96%[5]	6.57%	10.92%
Total return, based on Market Price[4]	(17.37)%	(6.91)%	23.25%	8.46%	3.15%
NET ASSETS, END OF YEAR (000s)	$313,209	$408,985	$449,123	$430,325	$450,716
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	3.14%	2.80%	2.86%	2.63%	2.14%
Gross expenses, excluding interest expense	2.22	1.61	1.58	1.58	1.55
Net expenses	3.14	2.80 [6]	2.86 [6]	2.62 [6]	2.14
Net expenses, excluding interest expense	2.22	1.61 [6]	1.58 [6]	1.58 [6]	1.55
Net investment income	8.56	6.50	5.77	6.43	6.85
PORTFOLIO TURNOVER RATE[7]	35%	63%	201%	111%	88%
SUPPLEMENTAL DATA:
Loans Outstanding, End of Year (000s)	$100,000	$100,000	$100,000	$100,000	$100,000
Asset Coverage (000s)	$413,209	$508,985	$549,123	$530,325	$550,716
Asset Coverage for Loan Outstanding	413%	509%	549%	530%	551%
Weighted Average Loan (000s)	$100,000	$100,000	$100,000	$100,000	$100,000
Weighted Average Interest Rate on Loans	2.85%	4.87%	5.67%	4.71%	2.70%

1	Per share amounts have been calculated using the average shares method.
2	Amount represents less than $0.01 per share.
3

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

4	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
5	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
6	Reflects fee waivers and/or expense reimbursements.
7

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 341%, 483%, 533%, 527% and 437% for the years ended May 31, 2009, 2008, 2007, 2006 and 2005, respectively.

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2009 Annual Report	31

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Global High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is high current income. The Fund’s secondary objective is total return.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sale price or official closing price on the primary market or exchange on which they trade. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Effective June 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

32	Western Asset Global High Income Fund Inc. 2009 Annual Report

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	MAY 31, 2009	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Investments in securities	$521,701,679	$1,020,579	$519,469,537	$1,211,563
Other financial instruments*	(18,545,541)	277,556	(18,823,097)	—
Total	$503,156,138	$1,298,135	$500,646,440	$1,211,563

*  Other financial instruments may include written options, futures, swaps and forward contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES
Balance as of May 31, 2008	$2
Accrued premiums/discounts	24,845
Realized gain (loss)	(853,389)[1]
Change in unrealized appreciation (depreciation)	110,882
Net purchases (sales)	805,481
Transfers in and/or out of Level 3	1,123,742
Balance as of May 31, 2009	$1,211,563
Net unrealized appreciation (depreciation) for investments in securities still held at the reporting date	$(1,239,047)[2]

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.
[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Western Asset Global High Income Fund Inc. 2009 Annual Report	33

Notes to financial statements continued

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

34	Western Asset Global High Income Fund Inc. 2009 Annual Report

(e) Mortgage dollar rolls. The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Securities traded on a to-be-announced basis. The Fund may trade securities on a TBA basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Stripped securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

Western Asset Global High Income Fund Inc. 2009 Annual Report	35

Notes to financial statements continued

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value or interest rate of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal or low interest rate amount) will be reduced. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(i) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit with a broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gains and losses when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(j) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call

36	Western Asset Global High Income Fund Inc. 2009 Annual Report

option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(k) Swap agreements. The Fund may invest in swaps for the purpose of managing their exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions

Credit Default Swaps.

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of

Western Asset Global High Income Fund Inc. 2009 Annual Report	37

Notes to financial statements continued

protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt of payment on the Statement of Operations.

The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

38	Western Asset Global High Income Fund Inc. 2009 Annual Report

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation/ (depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by a Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Portfolio of Investments and restricted cash, if any, is identified in the Statement of Assets and Liabilities. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

As disclosed in the Fair Values of Derivatives — Balance Sheet table that follows each Fund’s summary of open swap contracts, the aggregate fair value of credit default swaps in a net liability position as of May 31, 2009 was $19,105,605. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these all swaps was $19,800,000. If a defined credit event had occurred as of May 31, 2009, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay up to $104,650,000 less the value of the contracts’ related reference obligations.

(l) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

(m) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income

Western Asset Global High Income Fund Inc. 2009 Annual Report	39

Notes to financial statements continued

accruals and consider the realizability of interest accrued up to the date of default.

(o) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. However, due to the timing of when distributions are made, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income exceeds the distributions from such taxable income for the year. The Fund paid $33,410 of Federal excise taxes attributable to calendar year 2008 in March 2009.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of May 31, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(q) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN CAPITAL
(a)	$33,410	—	$(33,410)
(b)	3,132,727	$(3,132,727)	—

(a)	Reclassifications are primarily due to a non-deductible excise tax paid by the Fund.
(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, income from mortgage backed securities treated as capital gains for tax purposes and book/tax differences in the treatment of swaps.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s

40	Western Asset Global High Income Fund Inc. 2009 Annual Report

subadvisers. Effective February 3, 2009, Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) serves as additional subadviser to the Fund, under an additional subadvisory agreement with Western Asset. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings.

LMPFA has delegated to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. Western Asset Limited and Western Singapore do not receive any compensation from the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a subadvisory fee of 0.30% on the assets managed by Western Asset Limited. In addition, effective February 3, 2009, Western Asset will also pay Western Singapore a subadvisory fee of 0.30% on assets managed by Western Singapore.

During the periods in which the Fund is utilizing borrowings, the fee which is payable to the investment manager as a percentage of the Fund’s assets will be higher than if the Fund did not utilize borrowings because the fee is calculated as a percentage of the Fund’s net assets, including those investments purchased with borrowings. Borrowings for the purpose of the calculation of the management fee include loans from certain financial institutions, the use of mortgage dollar roll transactions and reverse repurchase agreements, if any.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended May 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	INVESTMENTS	U.S. GOVERNMENT & AGENCY OBLIGATIONS
Purchases	$117,033,696	$1,589,327,279
Sales	93,720,834	1,648,983,228

Western Asset Global High Income Fund Inc. 2009 Annual Report	41

Notes to financial statements continued

At May 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 9,920,284
Gross unrealized depreciation	(70,846,237)
Net unrealized depreciation	$(60,925,953)

At May 31, 2009, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
90 Day Eurodollar	2	6/09	$482,910	$496,700	$ 13,790
90 Day Eurodollar	15	3/10	3,702,293	3,709,313	7,020
					20,810
Contracts to Sell:
U.S. Treasury 2-Year Note	45	9/09	9,756,079	9,756,562	$ (483)
U.S. Treasury 5-Year Note	298	9/09	34,666,917	34,409,688	257,229
					256,746
Net unrealized gain on open futures contracts					$277,556

At May 31, 2009, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN(LOSS)
Contracts to Buy:
British Pound	1,680,000	$2,711,713	8/19/09	$ 262,727
Euro	3,450,000	4,867,486	8/19/09	377,621
				640,348
Contracts to Sell:
British Pound	1,683,000	2,716,556	8/19/09	$(241,872)
Euro	1,050,000	1,481,409	8/19/09	(115,968)
				(357,840)
Net unrealized gain on open forward foreign currency contracts				$ 282,508

During the year ended May 31, 2009, written option transactions for the Fund were as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Written options, outstanding May 31, 2008	—	—
Options written	801	$ 785,239
Options closed	(31)	(28,789)
Options expired	(770)	(756,450)
Written options, outstanding May 31, 2009	—	—

42	Western Asset Global High Income Fund Inc. 2009 Annual Report

At May 31, 2009, the Fund held TBA securities with a total cost of $115,860,131.

At May 31, 2009, the Fund had the following open swap contracts:

CREDIT DEFAULT SWAP ON CREDIT INDICES—SELL PROTECTION1

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE[3]	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Barclay’s Capital Inc. (CDX North America Crossover Index)	$104,650,000	12/20/12	3.750% quarterly	$(17,928,293)	$1,177,312	$(19,105,605)

1

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities,” requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities’ at May 31, 2009.

ASSET DERIVATIVES

	INTEREST RATE CONTRACTS RISK[1]	FOREIGN EXCHANGE CONTRACTS RISK[2]	TOTAL
Futures contracts[3]	$278,039	—	$278,039
Forward foreign currency contracts	—	$640,348	640,348
Total	$278,039	$640,348	$918,387

[1]	Balance sheet location: Receivables, Net Assets — Unrealized appreciation (depreciation)
[2]	Balance sheet location: Receivables
[3]	Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Western Asset Global High Income Fund Inc. 2009 Annual Report	43

Notes to financial statements continued

LIABILITY DERIVATIVES

	INTEREST RATE CONTRACTS RISK[1]	FOREIGN EXCHANGE CONTRACTS RISK[2]	CREDIT CONTRACTS RISK[2]	TOTAL
Futures contracts[3]	$483	—	—	$ 483
Swap contracts	—	—	$19,105,605	19,105,605
Forward foreign currency contracts	—	$357,840	—	357,840
Total	$483	$357,840	$19,105,605	$19,463,928

1	Balance sheet location: Payables, Net Assets - Unrealized appreciation (depreciation)
2	Balance sheet location: Payables
3	Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities in the Fund’s Statement of Operations for the six months ended May 31, 2009. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED

	INTEREST RATE CONTRACTS RISK	FOREIGN EXCHANGE CONTRACTS RISK	CREDIT CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Written options	—	—	—	$145,528	$ 145,528
Futures contracts	$(2,066,334)	$631,999	—	—	(1,434,335)
Swap contracts	—	—	$(14,598,470)	—	(14,598,470)
Forward foreign currency contracts	—	$302,132	—	—	302,132
Total	$(2,066,334)	$934,131	$(14,598,470)	$145,528	$(15,585,145)

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED

	INTEREST RATE CONTRACTS RISK	FOREIGN EXCHANGE CONTRACTS RISK	CREDIT CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Written options	—	—	—	$11,398	$ 11,398
Futures contracts	$2,687,281	$(725,558)	—	—	1,961,723
Swap contracts	—	—	$16,509,834	—	16,509,834
Forward foreign currency contracts	—	$162,479	—	—	162,479
Total	$2,687,281	$(563,079)	$16,509,834	$11,398	$18,645,434

44	Western Asset Global High Income Fund Inc. 2009 Annual Report

5. Loan

As of May 21, 2009, the Fund has a 364-day revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $125,000,000.

Unless renewed, this agreement terminates on May 20, 2010. The Fund pays a quarterly facility fee at an annual rate of 0.20%, on the unutilized portion of the loan. The interest on the loan is calculated at a variable rate based on the LIBOR, Fed Funds or Prime Rates plus any applicable margin. Interest expense related to the loan for the period ended May 31, 2009 was $53,472. For the period ended May 31, 2009, the Fund incurred a commitment fee in the amount of $1,528. At May 31, 2009, the Fund had $100,000,000 of borrowings outstanding per this credit agreement.

Prior to May 21, 2009, the Fund had a $125,000,000 credit line available pursuant to a revolving credit and security agreement dated as of December 21, 2006 and amended as of December 19, 2007 and again as of December 17, 2008, (“Agreement”), with CIESCO, LLC and Citibank, N.A. (“Citibank”). This Agreement was terminated by the Fund on May 20, 2009. Citibank acted as administrative agent and secondary lender. This Loan would generally bear interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. In addition, the Fund paid a commitment fee on the total amount of the loan available, whether used or unused. For the period ended May 20, 2009, the Fund paid $1,690,505 in commitment fees. Total interest expense incurred on this loan for the period ended May 20, 2009 was $2,840,738. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the year ended May 31, 2009, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average daily loan balance was $100,000,000 and the weighted average interest rate was 2.85%.

6. Distributions subsequent to May 31, 2009

On May 26, 2009, the Board of Directors of the Fund (the “Board”) declared three dividends, each in the amount of $0.085 per share, payable on June 26, 2009, July 31, 2009 and August 28, 2009 to shareholders of record on June 19, 2009, July 24, 2009 and August 21, 2009, respectively.

7. Capital shares

On October 22, 2003, the Board authorized the Fund to repurchase from time to time in the open market up to 3,000,000 shares of the Fund’s common stock. The Board directed the management of the Fund to repurchase shares of the Fund’s common stock at such times and in such amounts as management believes will enhance shareholder value, subject to review by the Board. Since the inception of the repurchase plan, the Fund has not repurchased any shares.

Western Asset Global High Income Fund Inc. 2009 Annual Report	45

Notes to financial statements continued

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended May 31, were as follows:

	2009	2008
Distributions Paid From:
Ordinary income	$31,220,548	$31,220,548

As of May 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$ 2,506,457
Capital loss carryforward*	(6,420,696)
Other book/tax temporary differences(a)	(39,872,924)
Unrealized appreciation/depreciation)(b)	(79,421,625)
Total accumulated earnings / (losses) — net	$(123,208,788)

*  As of May 31, 2009, the Fund had the following net capital loss carryforward remaining:

YEAR OF EXPIRATION	AMOUNT
5/31/2015	$(2,706,694)
5/31/2016	(928,154)
5/31/2017	(2,785,848)
$(6,420,696)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains on certain futures and foreign currency contracts, the deferral of post-October capital losses for tax purposes, interest accrued for tax purposes on defaulted securities and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

9. Recent accounting pronouncement

In April 2009, FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund’s financial statement disclosures.

46	Western Asset Global High Income Fund Inc. 2009 Annual Report

Report of independent registered public accounting firm

The Board of Directors and Shareholders

Western Asset Global High Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Global High Income Fund Inc. as of May 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended May 31, 2005 was audited by other independent registered public accountants whose report thereon dated July 21, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Global High Income Fund Inc. as of May 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, its cash flows for the year then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

July 24, 2009

Western Asset Global High Income Fund Inc. 2009 Annual Report	47

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940 (the “1940 Act”) requires that the Board of Directors (the “Board”) of Western Asset Global High Income Fund, Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the sub-advisory agreements (individually, a “Sub-Advisory Agreement” and, collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited in London (together with Western Asset, the “Subadviser”), on an annual basis. In response to a request by the Independent Directors, an in-person meeting of the Board was held on October 23, 2008 (the “Leadership Meeting”) with senior leadership of the Manager, the Subadviser and their corporate parent, Legg Mason, Inc. (“Legg Mason”) to discuss the investment advisory and other services provided to the Fund and other funds in the same complex under the Board’s supervision (the “Legg Mason Closed-end Funds”). During this Leadership Meeting, information was presented to the Board regarding, among other things, the Subadviser’s economic and financial markets outlook and its investment strategies given that outlook. Additionally, the Board received information regarding recent organizational changes and the continuing financial and other resources available to the Legg Mason organization to support its activities in respect of the Legg Mason Closed-end Funds. At a meeting (the “Contract Renewal Meeting”) held in-person on November 12 and 13, 2008, the Board, including the Independent Directors, considered and approved continuation of the Management Agreement and each of the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and Sub-Advisory Agreements, the Board received and considered a variety of information about the Manager and Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board (together with the information provided at the Leadership and Contract Renewal Meetings, the “Contract Renewal Information”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and Sub-Advisory Agreements encompassed the Fund and the other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Subadviser to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as Board members of the Fund and the other Legg Mason Closed-end Funds with respect to the services provided to the Fund by each of the Manager and the Subadviser.

48	Western Asset Global High Income Fund Inc.

The discussion below covers both advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment advisory function being rendered by the Subadviser.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and Sub-Advisory Agreements, the Fund’s Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager at the Contract Renewal Meeting, the financial resources available to the Legg Mason organization.

The Board considered the responsibilities of the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Subadviser and others.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all leveraged closed-end global income

Western Asset Global High Income Fund Inc.	49

Board approval of management and subadvisory agreements (unaudited) continued

funds, regardless of asset size. The Board noted that it had received and discussed with the Manager and Subadviser information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s) and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe showed, among other things, that the Fund’s performance was ranked seventh among the nine funds in the Performance Universe for each of the 1- and 3-year periods ended June 30, 2008. The Board considered the Manager’s explanation of the Fund’s underperformance relative to the Performance Universe. According to the Manager, an overweight exposure to the high-yield market was the primary detractor from performance. One relatively large credit default swap transaction, which increased the Fund’s exposure to the broad high yield market, detracted significantly from performance as did certain issuer selections. The Board noted that the small size of the Performance Universe made meaningful comparisons difficult. The Fund’s performance in relation to its benchmarks and in absolute terms was considered by the Board. The Board also considered the volatile market conditions during the year and the Manager’s belief that such market conditions were particularly adverse to its investment strategies for the Fund in which risk products and spreads play a significant role.

Based on its review, which included consideration of all of the factors noted above, the Board concluded that the Fund’s performance was disappointing but that a decision against continuation of the Management Agreement and Sub-Advisory Agreements for an additional one-year period would not be in the interests of shareholders. The Board determined that it will continue to evaluate and to discuss with the Manager the Fund’s performance.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in a relevant expense universe (the “Expense Universe”) selected and provided by Lipper for the latest fiscal year. The Expense Universe consisted of the Fund and three other funds classified by Lipper as closed-end leveraged global income funds. The Expense Universe funds had assets ranging from $126.4 million to the Fund’s $418.7 million. The Expense Universe included not only the Fund, but one other fund in the Legg Mason complex.

50	Western Asset Global High Income Fund Inc.

The Lipper Expense Information, comparing the Management Fee as well as its actual total expenses to the Fund’s Expense Universe, showed that the Management Fee on a contractual basis was ranked second among the funds in the Expense Universe and was better than the median of the Fund’s Expense Universe. However, the actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds) was ranked third among the funds in the Expense Universe on the basis of common assets only and was worse than the median for the Expense Universe. On the basis of common and leveraged assets, the actual Management Fee was ranked second among the funds in the Expense Universe and was better than the Expense Universe median. The actual total expenses of the Fund were ranked second among the funds in the Expense Universe and were better than the Expense Universe median on both a common assets only basis and a common and leveraged assets basis.

The Board considered that the small size and the composition of the Expense Universe, which included another fund managed by Western Asset, made meaningful comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager.

Taking all of the above into consideration, the Board determined that the Management Fee and the sub-advisory fee were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2008 and March 31, 2007. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation

Western Asset Global High Income Fund Inc.	51

Board approval of management and subadvisory agreements (unaudited) continued

methodologies used in preparing such profitability data. In 2007, the Board received a report from an outside consultant that had reviewed the Manager’s methodologies and the Board was assured by the Manager at the Contract Renewal Meeting that there had been no significant changes in those methodologies since the report was rendered. The profitability to the Subadviser was not considered to be a material factor in the Board’s considerations since the Subadviser’s fee is paid by the Manager, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the Fund had increased by 1 percent during the period covered by the analysis. The Board considered the Manager’s explanation of the profitability level reported in the analysis presented at the Contract Renewal Meeting. The Board did not consider profitability to be such as to support a determination against continuation of the Management Agreement but concluded that profitability to the Manager in providing services to the Fund merited continued monitoring at current levels.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end Fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure was appropriate under present circumstances.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund.

* * * * * *

In light of all of the foregoing, the Board determined that, under the circumstances, continuation of the Management Agreement and Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum discussing its responsibilities in connection with the proposed continuation of the Management Agreement and Sub-Advisory Agreements as

52	Western Asset Global High Income Fund Inc.

part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present.

Board approval of new non-U.S. sub-advisory agreements

An additional investment advisory arrangement between Western Asset and a non-U.S. affiliate of Western Asset was approved by the Board during 2008 prior to the Contract Renewal Meeting. In this regard, at an in-person meeting held on August 13, 2008 (the “August Board Meeting”), the Board, including the Independent Directors, approved a sub-advisory agreement (the “Non-U.S. Sub-Advisory Agreement”) between Western Asset and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”) for an initial term of two years. After that term, the Non-U.S. Sub-Advisory Agreement will continue in effect only so long as such continuance is approved annually by the Board, including a majority of the Independent Directors, or by the shareholders of the Fund. Prior to the August Board Meeting, the Board received information regarding Western Asset Singapore and its proposed role in the management of the Fund’s portfolio. At the August Board Meeting, the Manager and Western Asset made a presentation to the Board in support of their request and recommendation for approval of the Non-U.S. Sub-Advisory Agreement. The Manager noted that the Sub-Advisory Agreement with Western Asset (the “Western Asset Sub-Advisory Agreement”) authorizes Western Asset to retain, subject to the requirements of the 1940 Act, one or more subadvisers to manage all or a portion of the investment portfolio of the Fund so long as Western Asset supervises the activities of each such subadviser. The Manager advised the Board that Western Asset would remain the subadviser to the Fund with authority and responsibility for establishment of the investment strategies and program for the Fund and that the Manager and Western Asset would continue to be responsible for the conformity of portfolio investments with the Fund’s investment strategies and program. The Manager noted that there already was a high degree of integration of the advisory operations of Western Asset and Western Asset Singapore. Among other things, the Manager advised that all investment personnel of Western Asset Singapore reported, and would continue to report, to the Chief Investment Officer and Deputy Chief Investment Officer of Western Asset and that personnel of Western Asset Singapore, such as analysts, legal and compliance information technology and investment support personnel, also ultimately report to Western Asset’s department heads. Western Asset Singapore has been involved in the investment process relating to Western Asset’s general investment strategy development and in discussions relating to implementation of that strategy as members of the management team. Western Asset Singapore has access to Western Asset’s research and other resources. The Manager explained in

Western Asset Global High Income Fund Inc.	53

Board approval of management and subadvisory agreements (unaudited) continued

support of its request and recommendation for approval of the Non-U.S. Sub-Advisory Agreement that Western Asset Singapore, among other things, would offer a local presence, along with trading and investment expertise, in its region and would be expected to provide related operational efficiencies.

The Manager and Western Asset assured the Board that appointment of Western Asset Singapore would not result in any material change in the nature, scope or quality of investment advisory services. The Manager and the Fund’s Chief Compliance Officer also discussed the compliance program and policies and procedures of Western Asset Singapore with the Board and provided assurances that such programs, policies and procedures satisfy applicable legal and regulatory requirements.

The Manager noted that the terms and conditions of the Non-U.S. Sub-Advisory Agreement are substantially the same as the terms and conditions of the Western Asset Sub-Advisory Agreement and that Western Asset would be responsible for payment of Western Asset Singapore’s fees out of its fee. Therefore, the aggregate fees paid by the Fund for services contemplated by the Management Agreement and the Western Asset Sub-Advisory Agreement would not increase as a result of the approval of the Non-U.S. Sub-Advisory Agreement.

The Manager advised the Board that the transfer of responsibilities to Western Asset Singapore pursuant to the Non-U.S. Sub-Advisory Agreement would not constitute an “assignment” of the Management Agreement or the Western Asset Sub-Advisory Agreement, as defined in the 1940 Act, resulting in an automatic termination of such Agreement and would not be deemed a material amendment of the Management Agreement or the Western Asset Sub-Advisory Agreement requiring shareholder approval of the new Non-U.S. Sub-Advisory Agreement. The Manager undertook to obtain, and has obtained, an opinion of counsel to that effect from a law firm with significant expertise in 1940 Act matters.

The Board approved the Non-U.S. Sub-Advisory Agreement based substantially upon the authority of Western Asset to appoint subadvisers under the Western Asset Sub-Advisory Agreement; the assurances of the Manager and Western Asset that there would be no diminution in the nature, scope or quality of the investment advisory and other services provided to the Fund as a result of the new Non-U.S. Sub-Advisory Agreement; the absence of any increase in the aggregate fees paid by the Fund for services contemplated by the Management Agreement and the Western Asset Sub-Advisory Agreement; the assurances of the Manager and Western Asset that they would continue to be directly responsible for the Fund’s investment strategy and program and for supervision of Western Asset Singapore’s activities in furtherance of the Fund’s investment strategy and program; and the advice of the Manager and Western Asset and their counsel that the transfer of responsibilities to Western Asset Singapore pursuant to the Non-U.S. Sub-Advisory Agreement would not constitute an “assignment” and, therefore, would not cause a termination of the Management Agreement or the Western Asset Sub-Advisory Agreement or require Fund

54	Western Asset Global High Income Fund Inc.

shareholder approval of the Non-U.S. Sub-Advisory Agreement under the 1940 Act. In approving the proposal, the Board considered its findings at its meeting held on November 13 and 14, 2007 in approving the continuation of the Management Agreement and the Western Asset Sub-Advisory Agreement for an additional period of one year, including its findings as to the nature, quality and scope of services provided to the Fund; the reasonableness of the aggregate fees paid by the Fund; whether economies of scale have been realized and are being shared appropriately with the Fund’s shareholders; and profitability of the Fund relationship to the Manager and its affiliates. The Board concluded, after considering relevant factors, including the factors described above, that the Non-U.S. Sub-Advisory Agreement would not affect those prior findings and that approval of the Non-U.S. Sub-Advisory Agreement would be consistent with the interests of the Fund and its shareholders, and unanimously voted to approve the Non-U.S. Sub-Advisory Agreement. The Independent Directors were represented by separate independent legal counsel in their consideration of the Non-U.S. Sub-Advisory Agreement and, prior to voting, discussed the proposed approval of the Non-U.S. Sub-Advisory Agreement in a private session with their independent legal counsel at which no representatives of the Manager, Western Asset or their affiliates, including Western Asset Singapore, were present.

Western Asset Global High Income Fund Inc.	55

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Global High Income Fund Inc. (the “Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

NON-INTERESTED DIRECTORS

CAROL L. COLMAN c/o Chairman of the Fund, Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue, New York, NY 10018

Birth year	1946

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I

Term of office[1] and length of time served	Since 2003

Principal occupation(s) during past five years	President, Colman Consulting Co.

Number of portfolios in fund complex overseen by director (including the Fund)	21

Other board member ships held by Director	None

DANIEL P. CRONIN c/o Chairman of the Fund, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1946

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I

Term of office[1] and length of time served	Since 2003

Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)

Number of portfolios in fund complex overseen by director (including the Fund)	21

Other board member ships held by Director	None

56	Western Asset Global High Income Fund Inc.

PAOLO M. CUCCHI c/o Chairman of the Fund, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1941

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past five years	Professor of Italian and French languages, Drew University (since 1984); formerly, Vice President and Dean of College of Liberal Arts at Drew University (from 1984 to 2008)

Number of portfolios in fund complex overseen by director (including the Fund)	21

Other board member ships held by Director	None

LESLIE H. GELB c/o Chairman of the Fund, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1937

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II

Term of office[1] and length of time served	Since 2003

Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow, The Council on Foreign Relations (since 2003); formerly, President, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by director (including the Fund)	21

Other board member ships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC (“Blackstone Asia Advisors”)

Western Asset Global High Income Fund Inc.	57

Additional information (unaudited) continued

Information about Directors and Officers

WILLIAM R. HUTCHINSON c/o Chairman of the Fund, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1942

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II

Term of office[1] and length of time served	Since 2003

Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)

Number of portfolios in fund complex overseen by director (including the Fund)	21

Other board member ships held by Director	Director of Associated Banc-Corp.

RIORDAN ROETT c/o Chairman of the Fund, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1938

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III

Term of office[1] and length of time served	Since 2003

Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director, of Western Hemisphere Studies, Paul H. Nitze School of Avanced International Studies, The Johns Hopkins University (since 1993)

Number of portfolios in fund complex overseen by director (including the Fund)	21

Other board member ships held by Director	None

58	Western Asset Global High Income Fund Inc.

JESWALD W. SALACUSE c/o Chairman of the Fund, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1938

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III

Term of office[1] and length of time served	Since 2003

Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President, Arbitration Tribunal, World Bank/ICSID (since 2004)

Number of portfolios in fund complex overseen by director (including the Fund)	21

Other board member ships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors

INTERESTED DIRECTOR
R. JAY GERKEN, CFA[2] Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II

Term of office[1] and length of time served	Since 2003

Principal occupation(s) during past five years

Managing Director, Legg Mason; Chairman of the Board and Trustee/Director of 151 funds associated with Legg Mason Partners Fund Advisor, LLC. (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (from 2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (from 2002 to 2005)

Number of portfolios in fund complex overseen by director (including the Fund)	138

Other board member ships held by Director	None

Western Asset Global High Income Fund Inc.	59

Additional information (unaudited) continued

Information about Directors and Officers

OFFICERS

KAPREL OZSOLAK Legg Mason 55 Water Street, New York, NY 10041

Birth year	1965

Position(s) held with Fund[1]	Chief Financial Officer and Treasurer

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past five years

Director of Legg Mason; Chief Financial Officer and Treasurer of certain funds associated with Legg Mason; formerly, Controller of certain funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

TED P. BECKER Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Chief Compliance Officer

Term of office[1] and length of time served	Since 2006

Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at Citigroup Asset Management (“CAM”) or its predecessors (from 2002 to 2005)

ROBERT I. FRENKEL Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1954

Position(s) held with Fund[1]	Secretary and Chief Legal Officer

Term of office[1] and length of time served	Since 2003

Principal occupation(s) during past five years

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)

60	Western Asset Global High Income Fund Inc.

THOMAS C. MANDIA Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1962

Position(s) held with Fund[1]	Assistant Secretary

Term of office[1] and length of time served	Since 2006

Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005); Assistant Secretary of certain mutual funds associated with Legg Mason

STEVEN FRANK Legg Mason 55 Water Street, New York, NY 10041

Birth year	1967

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past five years

Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

ALBERT LASKAJ Legg Mason 55 Water Street, New York, NY 10041

Birth year	1977

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past five years

Vice President of Legg Mason (since 2008); Controller of certain funds associated with Legg Mason (Since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005)

1

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2011, year 2009 and year 2010, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Western Asset Global High Income Fund Inc.	61

Annual chief executive officer and chief financial officer certifications (unaudited)

The Fund’s Chief Executive Officer has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s N-CSR filed with the SEC, for the period of this report.

62	Western Asset Global High Income Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash, all distributions, on your Common Shares will be automatically reinvested by American Stock Transfer & Trust Company (“AST”), as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by AST as distribution paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

Western Asset Global High Income Fund Inc.	63

Dividend reinvestment plan (unaudited) continued

You may withdraw from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038 or by calling the Plan Agent at 1-877-366-6441. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged $5.00 plus a $0.05 per Common Share service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-877-366-6441.

64	Western Asset Global High Income Fund Inc.

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended May 31, 2009:

Distribution Paid	6/1/2008 - 12/31/2008	1/1/2009 - 5/31/2009
Interest from Federal Obligations	—	2.68%

Please retain this information for your records.

Western Asset Global High Income Fund Inc.	65

Western Asset Global High Income Fund Inc.

Directors	Investment manager
Carol L. Colman	Legg Mason Partners Fund Advisor, LLC
Daniel P. Cronin
Paolo M. Cucchi	Subadvisers
Leslie H. Gelb	Western Asset Management Company
R. Jay Gerken, CFA
Chairman	Western Asset Management Company Limited
William R. Hutchinson
Riordan Roett	Wester Asset Management Company Pte. Ltd. in Signapore
Jeswald W. Salacuse
Custodian
Officers	State Street Bank and Trust Company
R. Jay Gerken, CFA	1 Lincoln Street
President and Chief Executive Officer	Boston, Massachusetts 02111

Kaprel Ozsolak	Transfer agent
Chief Financial Officer and Treasurer	American Stock Transfer & Trust Company
59 Maiden Lane
Ted P. Becker	New York, NY 10038
Chief Compliance Officer
Independent registered public accounting firm
Robert I. Frenkel	KPMG LLP
Secretary and Chief Legal Officer	345 Park Avenue
New York, New York 10154
Thomas C. Mandia
Assistant Secretary	Legal counsel
Simpson Thacher & Bartlett LLP
Steven Frank	425 Lexington Avenue
Controller	New York, New York 10017-3909

Albert Laskaj	New York Stock Exchange Symbol
Controller	EHI

Western Asset Global High Income Fund Inc.
55 Water Street
New York, New York 10041

Western Asset Global High Income Fund Inc.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

55 Water Street

New York, New York 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Global High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock

Transfer & Trust Company

59 Maiden Lane,

New York, New York 10038

WASX010005 7/09 SR09-859

ITEM 2.                  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the chairman of the Board’s Audit Committee, possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the audit committee financial expert.  Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2008 and May 31, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $56,000 in 2008 and $59,500 in 2009.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $13,500 in 2008 and $14,200 in 2009. These services consisted of procedures performed in connection with the fund’s Revolving Credit and Security Agreement dated December 21, 2006 as of December 31, 2006, May 31, 2007, January 31, 2008 and May 31, 2008 for Western Asset Global High Income Fund Inc..

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Global High Income Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2008 and $5,550 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Western Asset Global High Income Fund Inc..

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Global High Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Global High Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2008 and 2009; Tax Fees were 100% and 0% for 2008 and 2009; and Other Fees were 100% and 0% for 2008 and 2009.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Global High Income Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Global High Income Fund Inc. during the reporting period were $0 in 2009.

(h) Yes.  Western Asset Global High Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset Global High Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML and WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV and WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset since 1998.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset since 2000.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Michael C. Buchanan	Since 2006

Co-portfolio manager of the fund; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management; Executive Vice President and portfolio manager for Janus Capital in 2003; Managing Director

Western Asset 385 East Colorado Blvd. Pasadena, CA 91101		and head of High Yield Trading from 1998-2003 at Blackrock Financial Management.

Detlev Schlichter Western Asset 385 East Colorado Blvd. Pasadena, CA 911101	Since 2006	Co-portfolio manager of the fund; portfolio manager at Western Asset since 2001.

Jeffrey Van Schaick Western Asset 385 East Colorado Blvd Pasadena, CA 91101	Since 2007	Co-portfolio manager of the fund; portfolio manager/research analyst with Western Asset and has been employed as portfolio manager/research analyst with Western Asset for at least the past five years.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of May 31, 2009.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

S. Kenneth Leech‡	114 registered investment companies with $179.5 billion in total assets under management	229 Other pooled investment vehicles with $104.9 billion in assets under management*	886 Other accounts with $202.2 on in total assets under management**

Stephen A. Walsh ‡	114 registered investment companies with $179.5 billion in total assets under management	229 Other pooled investment vehicles with $104.9 billion in assets under management*	886 Other accounts with $202.2 billion in total assets under management**

Keith J. Gardner ‡	6 registered investment companies with $1.1 billion in total assets under management	7 Other pooled investment vehicles with $0.7 billion in assets under management***	0 Other accounts with $0 billion in total assets under management

Jeffrey D. Van Schaick ‡	4 registered investment Companies with $0.9 billion in total assets Under management	4 Other pooled investment vehicles with $0.5 billion in assets under management****	17 Other accounts with $4.4 billion in total assets under management*****

Michael C. Buchanan ‡	17 registered investment Companies with $8.0 billion in total assets Under management	11 Other pooled investment vehicles with $3.8 billion in assets under management	18 Other accounts with $2.1 billion in total assets under management

Detlev Schlichter ‡	1 registered investment Companies with $0.1 billion in total assets Under management	21 Other pooled investment vehicles with $3.2 billion in assets under management	51 Other accounts with $14.7 billion in total assets under management@

*	Includes 7 accounts managed, totaling $1.2 billion, for which advisory fee is performance based.
**	Includes 98 accounts managed, totaling $25.5 billion, for which advisory fee is performance based.
***	Includes 1 account managed, totaling $11.9 million, for which advisory fee is performance based.
****	Includes 1 account managed, totaling $0.2 billion, for which advisory fee is performance based.
*****	Includes 2 accounts managed, totaling $0.2 billion, for which advisory fee is performance based.
@	Includes 15 accounts managed, totaling $3.7 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe.  This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses.  These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process.  All bonuses are completely discretionary.  One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks.  Performance is reviewed on a 1, 3 and 5 year basis for compensation — with 3 years having the most emphasis. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account, though relative performance against the stated benchmark and its applicable Lipper peer group is considered.  A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance.  These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity).  These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection.  Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account.  A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account.  The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.  All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest.  Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer.  In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved.  Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.  For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security.  To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues.  Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts.  Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented.  If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of May 31, 2009.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	C
Stephen A. Walsh	D
Jeffrey D. Van Schaick	A
Keith J. Gardner	A
Michael C. Buchanan	A
Detlev Schlichter	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                EXHIBITS.

(a) (1)  Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Global High Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Global High Income Fund Inc.

Date:	August 7, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Global High Income Fund Inc.

Date:	August 7, 2009

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Global High Income Fund Inc.

Date:	August 7, 2009